April 27, 2011

To Our Shareholders:

The Board of Directors joins us in extending to you a cordial invitation to attend the 2011 Special Meeting of Shareholders of Seafarer Exploration Corp (the “Company”). The meeting will be held at the Residence Inn at 2101 Northpointe Parkway, Lutz, FL 33558 at 9:00 a.m. Eastern Daylight Time, on June 13, 2011. At the meeting, we will be voting on the matters described in this Proxy Statement.

We are providing access to our proxy materials over the Internet at www.sfrxproxy.com. On or about May 5, 2011, we will mail a Notice of Internet Availability of Proxy Materials (the “E-Proxy Notice”) to the majority of our shareholders of record, and on or about the same date we will mail to our other shareholders who have requested it, a printed copy of this proxy statement and a proxy card. On the mailing date of the E-Proxy Notice, all shareholders and beneficial owners will have the ability to access all of the proxy materials on a website referred to in the E-Proxy Notice and this proxy statement.

If you are unable to attend, it is still important that your shares be represented and voted. Therefore, regardless of the number of shares you own, PLEASE VOTE THROUGH THE INTERNET, BY TELEPHONE OR BY MAIL. Any shareholder who attends the meeting may vote in person, even if he or she has voted through the Internet, by telephone or by mail.

If you plan to attend the Special Meeting and are a registered shareholder, please bring the E-Proxy Notice. If your shares are registered in the name of a bank or your broker, please obtain a legal proxy from your bank or broker and bring it with you to the Special Meeting. Photo identification will be required for admittance.

We hope that you will be able to attend the meeting, and we look forward to seeing you.

Sincerely, Kyle G. Kennedy Chief Executive Officer

___________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

SEAFARER EXPLORATION CORP.

TO BE HELD JUNE 13, 2011
______________________

TIME AND DATE	9:00 a.m., Eastern Daylight Time, on Monday, June 13, 2011

PLACE	Residence Inn 2101 Northpointe Parkway Lutz, FL 33558

ITEMS OF BUSINESS	(1)	To approve amendment of SEAFARER EXPLORATION’s Restated Certificate of Incorporation to increase the authorized number of shares of SEAFARER EXPLORATION Common Stock

(2)	To approve action by the Board of Directors to Affect the Re-domestication of SEAFARER EXPLORATION from the State of Delaware to the State of Florida.

RECORD DATE	You can vote if you are a shareholder of record on April 18, 2011.

PROXY VOTING
It is important that your shares be represented and voted at the annual meeting. Whether or not you plan to attend the annual meeting, we urge you to vote your shares through the Internet or by telephone, as we describe in the accompanying materials. As an alternative, if you received a printed copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided. You can revoke a proxy at any time prior to its exercise at the annual meeting by following the instructions in the accompanying proxy statement. Voting through the Internet, by telephone or by mail will not limit your right to vote in person or to attend the annual meeting.

By Order of the Board of Directors

Kyle G. Kennedy
Chief Executive Officer

Table of Contents

Contents
PROXY STATEMENT	4
SPECIAL MEETING OF SHAREHOLDERS	4
Internet Availability of Proxy Materials	4
Proxy Solicitation	4
Voting and Revocability of Proxies	5
Description of the Company’s Common Stock	5
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6
PROPOSAL 1	6
Proposed Amendment to Effect Increase of Authorized Common Shares	8
Purpose and Effects of the Increase of Authorized Common Shares	8
Exchange of Stock Certificates	9
Federal Income Tax Consequences	9
PROPOSAL 2	10
Manner of Redomiciling the Company	10
COMPARATIVE RIGHTS OF STOCKHOLDERS UNDER FLORIDA AND DELAWARE LAW	10
Regulatory Requirements	16
Delaware Laws Under DGCL	16
Florida Law under Chapter 607, Florida Statutes	21
APPENDIX A: PROPOSED AMENDED AND RESTATED ARTICLE FIVE	23
APPENDIX B: REVOCABLE PROXY	24

Seafarer Exploration Corp.
14497 N. Dale Mabry
Suite 209 N
Tampa, FL 33618

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

Seafarer Exploration Corp. (the “Company” or “SFRX”) is a Delaware corporation with its principal executive offices located at 14497 N. Dale Mabry, Suite 209 N, Tampa, FL 33618. This proxy statement is being sent to the Company’s shareholders by the Board of Directors for the 2011 Special Meeting of Shareholders (the “Special Meeting”). The Special Meeting will be held on Monday, June 13, 2011, beginning at 9:00 a.m. at the Residence Inn located at 2101 Northpointe Parkway, Lutz, FL 33558, and at any postponements or adjournments of the Special Meeting. The enclosed proxy is being solicited by the Board of Directors of the Company.

Internet Availability of Proxy Materials

Under new rules adopted by the Securities and Exchange Commission, the Company is making this Proxy Statement to Shareholders available on the Internet instead of mailing a printed copy of these materials to each shareholder. Shareholders who received a Notice of Internet Availability of Proxy Materials (the "Notice") by mail will not receive a printed copy of these materials other than as described below. Instead, the Notice contains instructions as to how shareholders may access and review all of the important information contained in the materials on the Internet, including how shareholders may submit proxies by telephone or over the Internet.

If you received the Notice by mail and would prefer to receive a printed copy of the Company's proxy materials, please follow the instructions for requesting printed copies included in the Notice.

This proxy statement is dated April 27, 2011.

Proxy Solicitation

The Company is paying all costs of preparing, assembling and mailing this proxy statement. The Company has made arrangements to forward copies of proxy materials to brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy soliciting material to the beneficial owners of the common stock of the Company at the Company’s expense.  In addition to the solicitation of proxies by mail, some of the officers, directors and regular employees of the Company may without additional compensation solicit proxies by telephone or personal interview. The Company will bear the costs of these solicitations.

Voting and Revocability of Proxies

The persons’ names in the enclosed form of proxy are officers and directors of the Company. Shareholders are encouraged to complete the enclosed proxy and return it to the Company as soon as possible. Any person who completes the enclosed proxy may revoke it at any time prior to its exercise by delivering to the Secretary of the Company either a signed statement revoking the proxy or a properly executed proxy bearing a later date. A shareholder may also revoke a proxy by attending the Special Meeting and voting his or her shares personally. Proxies that have been properly dated, signed and returned will be voted in accordance with the instructions given by the shareholder.  If a proxy is signed and returned but no voting instructions are given, each valid proxy will be voted in the election of directors for those nominees presented by the Board of Directors, and for all other resolution presented. Should any other business properly come before the Special Meeting, the persons named in the proxy shall be allowed to vote on such matter(s) as those persons determine in their discretion.

Abstentions will be counted as shares present or represented and entitled to vote for the purposes of determining whether a quorum exists at the Special Meeting. Shareholders of record as of the close of business on April 18, 2011 are entitled to notice of the Special Meeting and to vote in person or by proxy.

The common stock of the Company is the only class of outstanding securities entitled to vote at the Special Meeting.  As of the close of business on April 18, 2011, there were 493,257,840 shares of common stock outstanding and entitled to vote. A description of the Company’s common stock is found below. The presence of holders of a majority of the outstanding shares of common stock, either in person or by proxy, will constitute a quorum at the Special Meeting.

Dissenting shareholders will not have a right of appraisal under Delaware corporate law.

Description of the Company’s Common Stock

The Company’s authorized capital currently consists of five hundred million (500,000,000) shares of common stock, par value $0.0001 per share.

The Company’s common stock is the only class of securities outstanding. Each share of common stock entitles its record holder to one (1) vote. In the event of a liquidation of the Company, owners of the common stock would be entitled to share ratably in all assets, if any, after the costs and expenses of proceedings, if any, and after all debts, obligations and liabilities of the Company have been paid and discharged. The common stock of the Company does not have cumulative voting, conversion, redemption rights or preemptive rights to acquire additional shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Company regarding the beneficial ownership of its common stock as of April 18, 2011 by (i) each person or group known by the Company to own beneficially more than five percent (5%) of its outstanding common stock; (ii) each of its directors and each executive officer; and (iii) its directors and executive officers, as a group.

The Company has determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. As used herein, a person is deemed to be the “beneficial owner” of a security if he or she has or shares voting or investment power with respect to such security, or has the right to acquire such ownership within sixty (60) days. Unless otherwise indicated, the persons included in the table have sole voting and investment power with respect to all shares beneficially owned thereby. As used herein, “voting power” includes the power to vote or to direct the voting of shares, and “investment power” includes the power to dispose or to direct the disposition of shares, irrespective of any economic interest therein.

This Information Statement is being furnished to the stockholders of Seafarer Exploration Corporation, a Delaware corporation  (the  "Company"), in connection with proposed amendments to the Company's certificate of incorporation (the  "Amendment") to effect an increase of the authorized shares of the Company's Common Stock (the "Common Stock"), to seven hundred fifty million (750,000,000) shares from its present amount of authorized shares of five hundred million (500,000,000) shares. The par value $0.0001 per share of Common Stock shall remain the same.

The  Board of  Directors  of the  Company  believes  that  approval  of the Amendments is in  the  best  interest  of  the  Company  and  its  stockholders. Accordingly, on March 31, 2011 the Board of Directors  unanimously  approved the adoption of  both the Amendments presented.

PROPOSAL 1—AMENDMENT OF SEAFARER EXPLORATION’S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF SEAFARER EXPLORATION COMMON STOCK PROPOSAL—To approve amendment of SEAFARER EXPLORATION’s Restated Certificate of Incorporation to increase the authorized number of shares of SEAFARER EXPLORATION Common Stock

Seafarer’s Board of Directors adopted a resolution declaring it advisable to amend the Certificate of Incorporation to increase the number of authorized shares of Seafarer Exploration Common Stock from 500,000,000 shares to 750,000,000 shares. The number of Preferred Shares of the Corporation which is 50,000,000 shares shall not be affected by this resolution. The Board of Directors further directed that the proposed actions be submitted for consideration by Seafarer Exploration’s shareholders at a Special Meeting of the Shareholders to be held on June 13, 2011 at 2101 Northpointe Parkway Lutz FL 33558 at 9:00 a.m.

If the shareholders approve the amendment, Seafarer Exploration will amend Article Five of the Certificate of Incorporation to increase the number of authorized shares of Seafarer Exploration’s Common Stock as described above. If adopted by the shareholders, the changes will become effective on the filing of the amendment to the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

The affected text of Article Five of the Restated Certificate of Incorporation as it is proposed to be amended is set forth as Appendix A to this Proxy Statement.

The Board of Directors Recommends Approval of This Resolution.

The following table shows, as of April 18, 2011, the number of shares of Seafarer Exploration Common Stock (1) authorized, (2) issued, (3) reserved but unissued, and (4) authorized but unissued and unreserved in the following scenarios:

		• if Proposal 1 is approved
Number of shares of SEAFARER EXPLORATION Common Stock	Current Number of Common Shares (1) Authorized (2) Issued (3) Reserved but unissued , and (4) authorized but unissued and unreserved	If Proposal 1 is approved
Authorized	500,000,000	750,000,000
Issued	493,257,840	493,257,840
Reserved but unissued	481,986	481,986
Authorized but unissued and unreserved	6,260,174	256,260,174

The effective increase in Seafarer Exploration’s authorized and unissued shares as a result of the Increase in Authorized Common Shares will have anti-takeover effect due to the amount of shares that will be authorized but unissued that could be used for issuance as an anti-takeover strategy.

Shares of Seafarer Exploration Common Stock after the Increase in Authorized Common Shares will remain and be fully paid and non-assessable. This amendment will not change any of the other terms of Seafarer Exploration’s Common Stock. The shares of Seafarer Exploration’s Common Stock after the Increase in Authorized Common Shares will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the shares of Seafarer Exploration Common Stock prior to the Increase in Authorized Common Shares.

An overall effect of the Increase in Authorized Common Shares of the Seafarer Exploration Common Stock will be an increase of 250,000,000 available Common Shares for issuance by the Company.  Seafarer Exploration currently has no plans for these authorized but unissued shares of Seafarer Exploration’s Common Stock. In the future, these shares may be issued by Seafarer Exploration’s Board of Directors in its sole discretion. Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of Seafarer Exploration’s Common Stock.

Proposed Amendment to Effect Increase of Authorized Common Shares

The Board of Directors has adopted,  subject to  stockholder  approval,  an amendment to its  Certificate of  Incorporation  to effect an increase in the authorized Common Shares (“Increase of Authorized Common Shares")  pursuant  to which the Common Shares of the Company shall be increased to seven hundred fifty million (750,000,000) shares from its present authorized amount of five hundred million (500,000,000) shares.  The intent of the Increase of Authorized Common Shares is to increase the ability of the Company to perform on its business plan by having capital stock available for the entry into material services agreements for it business, the retention of experts in our industry and as needed for our business and projects, to make future strategic and business related acquisitions, and improve the future business horizon of the Company. Presently, the Company is poised to follow its business plan by the receipt from the State of Florida Bureau of Archaeological Research (“BAR”) of its exploration and recovery permit for its Juno Beach wreck site. Other opportunities have presented themselves for potential acquisitions, however, the Company has been limited in its ability to execute such opportunities due to the limited amount of shares to be issued in restricted Common Share status marketability and liquidity of the Common Stock.  As the Increase of Authorized Common Shares has been approved by the Board of Directors, the Increase of Authorized Common Shares must be authorized by the Shareholders of Record in this shareholder approval.  If approved, the Board of Directors will authorize a filing of a Certificate of Amendment  with the Secretary of State of Delaware. The Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, not to proceed with the Increase of Authorized Shares  if,  at any  time  prior to  filing  the  Certificate  of Amendment,  the Board of Directors, in its sole discretion,  determines that the Increase of Authorized Common Shares is no longer in the best  interests  of the Company and its stockholders.

Purpose and Effects of the Increase of Authorized Common Shares

The effect of the proposed Increase of Authorized Common Shares will be to increase the number of shares of  Authorized Common  Shares the Company will be authorized under law to issue for any corporate purpose.   Consummation of the Increase of Authorized Common Shares will not alter the voting rights of the Common Stock of the Company.  Proportionate voting power of present stockholders may be altered or diminished upon any issuance of future shares by the Increase of Authorized Common Shares.

The Board of Directors believes that the Increase of Authorized Common Shares will increase the likelihood of success of the Company’s business plan execution, and thus affect the value of the shares held by the shareholders.  Theoretically,  the number of shares  outstanding  should not, by itself,  affect the  marketability of the stock,  the type of investor  who acquires it or a company's  reputation  in the financial  community,  but in practice this is not necessarily the case, as many investors look upon lower-priced stock as unduly speculative in nature and, as a matter of policy,  avoid investment in such stocks.  The Board of Directors also believes  that the current  per share price of the Common  Stock has reduced the effective  marketability  of the  shares  because  of  the  reluctance  of  many brokerage firms and institutional  investors to recommend  lower-priced stock to their clients or to hold them in their own portfolios. The success of the Company in execution of the business plan, and/or acquisitions of other related projects and assets to which this Increase of Authorized Common Shares could lead, should increase the value of the per share value to the shareholders as well as the value of the Company as a whole.

Although there can be no assurance that the price of the Common Stock after the Increase of Authorized Common Shares will actually remain the same or rise if other shares are issued due to the Increase of Authorized Common Shares, there is an expectation that the Company shall be able to carry out its business plan with such an Increase in Authorized Common Shares.

Exchange of Stock Certificates

There will be no need for any exchange of stock certificates since the action to Increase the Authorized Common Shares does not involve replacement of shares.

Federal Income Tax Consequences

The following is a general discussion of certain federal income tax consequences of the Increase of Authorized Common Shares of the Company. This discussion does not purport to deal with all aspects of federal income taxation that may be relevant to  holders of Common Stock and is not intended to be applicable to all categories of investors, some of which, such as dealers in securities, banks, insurance companies, tax-exempt organizations and foreign persons, may be subject to special rules.  Furthermore, the following  discussion is based on current  provisions of the Internal Revenue Code of 1986, as amended, and administrative and judicial interpretations as of the date hereof, all of which are subject to change.  Holders of Common Stock are advised to consult their own tax advisors regarding the federal, state, local and foreign tax consequences of the Increase of Authorized Common Shares.

The Common Stock in the hands of a stockholder  following the Increase of Authorized Common Shares will not change the value of Common Shares currently held for tax purposes.

PROPOSAL 2—SEAFARER EXPLORATION’S REDOMESTICATION OF THE CORPORATION FROM THE STATE OF DELEWARE TO THE STATE OF FLORIDA PROPOSAL—To approve action by the Board of Directors to Affect the Re-domestication of SEAFARER EXPLORATION from the State of Delaware to the State of Florida.

The Board of Directors has, on March 31, 2011, approved a resolution to change the Company’s state of incorporation to the State of Florida. The procedure of reorganizing a corporation under the laws of a different state is known as redomiciling.

The Board of Directors believes that redomiciling the Company in Florida would be in the best interest of shareholders because of a number of governing factors in favor of such. The Board believes that since the center of location of the Company’s activities is within the State of Florida, its headquarters and operations are located as such, its legal expertise available from several firms working with the Company are Florida attorneys, the Courts in the State of Florida are more acquainted with the business of the Company, a mature set of corporate law exists in the State of Florida, and the empowerement under State law for the Board of Directors to manage the Corporation is more favorable, that re-domestication to the State of Florida is in the best interest of the Corporation.

The Board of Directors recommends a vote FOR Proposal Number 2.

Manner of Redomiciling the Company

Florida law prescribes a simple way to become domesticated in the state. The foreign company (meaning out of state domestication) files with the Secretary of State of Florida, a certificate of domestication and a articles of incorporation. Upon filing the appropriate documents with the Secretary of State, the Company may become a Florida corporation as of the date of filing, with appropriate fees. Under Florida law, the domestication of the Company will be a continuance of the entity as a Corporation.

The approval of the majority of the voting shareholders through the proxy process is necessary under Delaware law for approval of the redomiciling of the Company. Attached to this Proxy are excerpted laws from both the State of Florida and the State of Delaware for guidance as to this process.

If the Company’s shareholders approve this redomicile, then the Company will redomicile as a corporation under the laws of Florida simultaneously with the Increase in Authorized Common Shares.

COMPARATIVE RIGHTS OF STOCKHOLDERS UNDER FLORIDA AND DELAWARE LAW

An examination of the expected legal rights of re-domestication of the Corporation from Delaware to Florida, the voting rights, votes required for the election of directors and other matters, removal of directors, indemnification provisions, procedures for amending the Articles of Incorporation, procedures for the removal of directors, dividend and liquidation rights, examination of books and records and procedures for setting a record date will not change in any material way. However, there are some material differences between the Florida Business Corporation Act (the "FBCA") and the Delaware General Corporation Law (the “DGCL”).  DGCL which are summarized in the chart below. This chart does not address each difference between the FBCA and the DGCL but focuses on those differences which the Company believes are most relevant to the existing shareholders. This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to FBCA and the DGCL.

FLORIDA	DELAWARE
TRANSACTIONS WITH OFFICERS AND DIRECTORS
Under the FBCA, no contract or other transaction between a corporation and one or more of its directors or any other corporation, firm, association, or entity in which one or more of its directors are directors or officers or are financially interested shall be either void or voidable if:

(a) The fact of such relationship or interest is disclosed or known to the board of directors or committee which authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors;

(b) The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or

(c) The contract or transaction is fair and reasonable as to the corporation at the time it is authorized by the board, a committee, or the shareholders.

Under the DGCL, no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers, are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because any such director's or officer's votes are counted for such purpose, if:

(a)The material facts of such relationship or interest are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

(b) The material facts of such relationship or interest are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or

(c) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee or the shareholders.

ELECTION AND REMOVAL OF DIRECTORS
The FBCA provides that directors are to be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present, unless the articles provide otherwise.

Under the FBCA, shareholders may remove a director with or without cause, unless the articles provide otherwise.  The FBCA also provides that if a director is elected by a voting group of shareholders, only the shareholders of that group may participate in the vote to remove the director.  A director may be removed only if the number of votes cast to remove the director exceeds the number of votes cast not to remove him or her.  Shareholders may remove a director of a Florida corporation only at a meeting called for the purpose of such removal.  A majority of directors may also remove a director for cause.

Under the FBCA, unless the articles provide otherwise, a vacancy on the board may be filled the affirmative vote of a majority of directors remaining in office or by the shareholders.

The DGCL states that the corporation must have one or more directors. The directors are elected by a plurality of the votes present at the meeting, either in person or by proxy, and entitled to vote on the election of directors.

Under the DGCL, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except 1) if the certificate of incorporation provides otherwise, any director or the entire board of directors of a corporation with a classified board of directions may be removed, only for cause, by the holders of a majority of shares entitled to vote at an election of directors and 2) except if the corporation has cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such director’s removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors, or, if there be classes of directors, at an election of the class of directors of which such director is a part.

INSPECTION OF BOOKS AND RECORDS
Under the FBCA, Florida corporations are required to maintain the following records, which any shareholder of record may, after at least five business days’ prior written notice, inspect and copy: (1) the articles and bylaws, (2) certain board and shareholder resolutions, (3) certain written communications to shareholders, (4) names and addresses of current directors and officers and (5) the most recent annual report.  In addition, shareholders of a Florida corporation are entitled to inspect and copy other books and records of the corporation during regular business hours if the shareholder gives at least five business days’ prior written notice to the corporation and (a) the shareholder’s demand is made in good faith and for a proper purpose, (b) the demand describes with particularity its purpose and the records to be inspected or copied and (c) the requested records are directly connected with such purpose.

The DGCL permits shareholders to inspect and make extracts from the corporation’s books and records for any proper purpose. Under the DGCL the shareholder, in person or by attorney or other agent, must make demand for such inspection in writing and under oath stating the purpose of the demand.

LIMITATION ON LIABILITY OF DIRECTORS; INDEMNIFICATION OF OFFICERS AND DIRECTORS
Under the FBCA, a director is not personally liable for monetary damages to the corporation or any other person for any statement, vote, decision or failure to act, regarding corporate management or policy, by a director unless the director breached or failed to perform his duties as a director under certain circumstances, including a violation of criminal law, a transaction from which the director derived an improper personal benefit, conscious disregard for the best interests of the corporation, willful misconduct, bad faith or disregard of human rights, safety, or property.

Under the FBCA, a Florida corporation may generally indemnify its officers, directors, employees and agents against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement of any proceedings (other than derivative actions), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful.  A similar standard is applicable in derivative actions, except that indemnification may be made only for (a) expenses (including attorneys’ fees) and certain amounts paid in settlement and (b) in the event the person seeking indemnification has been adjudicated liable, amounts deemed proper, fair and reasonable by the appropriate court upon application thereto.  The FBCA provides that to the extent that such persons have been successful in defense of any proceeding, they must be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith.  The FBCA also provides that, unless a corporation’s articles of incorporation provide otherwise, if a corporation does not so indemnify such persons, they may seek, and a court may order, indemnification under certain circumstances even if the board of directors or shareholders of the corporation have determined that the persons are not entitled to indemnification.

The DGCL permits corporations to adopt provisions in its certificate of incorporation limiting or eliminating certain monetary liability of directors to the corporation or its shareholders. However, the DGCL does not permit limitation of the liability of a director for: (a) breaching the duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) any transaction in which a director derived an improper personal benefit; or (d) paying an unlawful dividend or approving an unlawful stock repurchase.

Under the DGCL, corporations may indemnify any person made a party to any third-party action or proceeding by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or was serving in a similar capacity for another corporation at the corporation’s request, as long as that person: (1) has acted in good faith; (2) has acted in a manner reasonably believed to be in or not opposed to the best interests of the corporation; and (3) in the case of criminal proceedings, had no reasonable cause to believe that his or her conduct was unlawful. Unless judicially authorized, corporations may not indemnify a person in connection with a proceeding by or in the right of the corporation in which the person was adjudged liable to the corporation. However, a corporation must indemnify an officer or director “to the extent” the person is successful in defending himself or herself.

Corporations may advance expenses to officers and directors upon receipt of an undertaking by or on behalf of the person to repay advanced expenses if it is ultimately determined that the party is not entitled to be indemnified by the corporation. In such circumstances, the DGCL does not require that the undertaking be secured or that the corporation make a determination of ability to repay.

VOTING RIGHTS WITH RESPECT TO EXTRAORDINARY CORPORATE TRANSACTIONS
Under the FBCA, a merger, consolidation or sale of all or substantially all of the assets of a corporation requires (a) approval by the board of directors and (b) the affirmative vote of a majority of the outstanding stock of the corporation entitled to vote thereon.  The FBCA allows the board of directors or the articles of incorporation to establish a higher vote requirement.

          The FBCA does not require shareholder approval from the shareholder of a surviving corporation if:

· the articles of the surviving corporation will not differ, with certain exceptions, from its articles before the merger;  and

· each shareholder of the surviving corporation whose shares were outstanding immediately prior to the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights, immediately after

Under the FBCA, a parent corporation owning at least 80 percent of the outstanding shares of each class of a subsidiary corporation may merge the subsidiary into itself, may merge itself into the subsidiary, or may merge the subsidiary into and with another subsidiary in which the parent corporation owns at least 80 percent of the outstanding shares of each class of the subsidiary without the approval of the shareholders of the parent or subsidiary. In a merger of a parent corporation into its subsidiary corporation, the approval of the shareholders of the parent corporation shall be required if the articles of incorporation of the surviving corporation will differ, except for amendments enumerated therein, from the articles of incorporation of the parent corporation before the merger, and the required vote shall be the greater of the vote required to approve the merger and the vote required to adopt each change to the articles of incorporation as if each change had been presented as an amendment to the articles of incorporation of the parent corporation.

Delaware law requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation.

Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

DIVIDENDS
Under the FBCA, no distribution may be made if, after giving it effect: (a) The corporation would not be able to pay its debts as they become due in the usual course of business; or  (b) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Under the DGCL, corporations may pay dividends out of surplus and, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, unless the net assets of the corporation are less than the capital represented by issued and outstanding stock having a preference on asset distributions. Surplus is defined under the DGCL as the excess of the net assets over capital, as such capital may be adjusted by the board of directors, but not below the aggregate par value of a corporation’s outstanding shares.

APPRAISAL RIGHTS; DISSENTERS' RIGHTS
Under the FBCA, dissenting holders of common stock who follow prescribed statutory procedures are entitled to appraisal rights in certain circumstances, including in the case of a merger or consolidation, a sale or exchange of all of substantially all the assets of a corporation or amendments to the articles of incorporation that adversely affect the rights or preferences of the shareholders.  These rights are not provided when the dissenting stockholders are shareholders of a corporation surviving a merger or consolidation where no vote of the shareholders is required for the merger or consolidation, or if the shares of the corporation are listed on a national securities exchange, designated as a national market system security by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders.

Under the DGCL, a shareholder of a corporation only has appraisal rights in the case of a stockholder objecting to certain mergers. However, a shareholder of a Delaware corporation does not have appraisal rights in connection with a merger or consolidation if: (a) the shares of the corporation are (1) listed on a national securities exchange; (2) designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or (3) held of record by more than 2,000 shareholders; or (b) the corporation will be the surviving corporation of the merger and approval of the merger does not require the vote of the shareholders of the surviving corporation.

Notwithstanding the foregoing, shareholders of Delaware corporations are entitled to appraisal rights in the case of a merger or consolidation if an agreement of merger or consolidation requires the shareholder to accept in exchange for its shares anything other than: (a) shares of stock of the corporation surviving or resulting from the merger or consolidation; (b) shares of any other corporation that on the effective date of the merger or consolidation will be either: (1) listed on a national securities exchange; (2) designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or (3) held of record by more than 2,000 shareholders; (c) cash in lieu of fractional shares of the corporation; or (d) any combination thereof.

Under the DGCL, the corporation must pay to the dissenting shareholder the fair value of the shares upon completion of the appraisal proceedings.

SPECIAL MEETINGS OF STOCKHOLDERS
Under the FBCA, a special meeting of shareholders may be called by the board of directors or by the holders of at least 10 percent of the shares entitled to vote at the meeting, unless a greater percentage (not to exceed 50 percent) is required by the articles of incorporation, or by such other persons or groups as may be authorized in the articles of incorporation or the bylaws of the Florida corporation.

The DGCL provides that a special meeting of stockholders may be called by: (i) the board of directors; or (ii) such person or persons as may be authorized by the certificate of incorporation or by the bylaws.

STOCKHOLDERS' CONSENT WITHOUT A MEETING
Under the FBCA, any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if the action is taken by holders of at least the minimum number of votes necessary to authorize the action at a meeting and these shareholders execute a written consent setting forth the action.

Under the DGCL, unless otherwise provided in the certificate of incorporation, a corporation may take any action without a meeting if consents are received by the shareholders having not less than the minimum number of votes necessary to approve the action at a meeting.

AMENDMENT TO CHARTER
The FBCA requires approval by a majority of directors and by holders of a majority of the shares entitled to vote on any amendment to a Florida corporation’s articles of incorporation. In addition, the amendment must be approved by a majority of the votes entitled to be cast on the amendment by any class or series of shares with respect to which the amendment would create dissenters’ rights. A Florida corporation’s board of directors must recommend the amendment to the shareholders, unless such board of directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.

The DGCL provides that the certificate of incorporation of a Delaware corporation may be amended upon adoption by the board of directors of a resolution setting forth the proposed amendment and declaring its advisability, followed by the affirmative vote of a majority of the outstanding shares entitled to vote. It also provides that a certificate of incorporation may provide for a greater vote than would otherwise be required by the DGCL.

CONTROL-SHARE ACQUISITION TRANSACTIONS
The FBCA has a “control-share” acquisition statute. It is an effective anti-takeover provision because it limits the voting rights of shares owned above a threshold. It can be waived by a vote of the shareholders, without the control-shares voting.

A corporation is subject to this provision if it has 100 or more shareholders, its principal place of business, principal office, or substantial assets within Florida, and either: (i) more than 10% of its shareholders resident in Florida; (ii) more than 10% of its shares owned by residents of Florida; or (iii) 1,000 shareholders resident in Florida. Florida enacted the act to deter and hinder takeovers of Florida corporations. The FBCA generally provides that shares acquired in a control-share acquisition will not possess any voting rights unless such voting rights are approved by a majority of the corporation’s disinterested shareholders. A control-share acquisition is an acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding control-shares of a publicly-held Florida corporation.

Control-shares are shares, which, except for the FBCA, would have voting power that, when added to all other shares owned by a person or in respect to which such person may exercise or direct the exercise of voting power, would entitle such person, immediately after acquisition of such shares, directly or indirectly, alone or as a part of a group, to exercise or direct the exercise of voting power in the election of directors within any of the following ranges: (i) 20% or more but less than 331/3% of all voting power; (ii) 331/3% or more but less than a majority of all voting power; or (iii) a majority or more of all voting power.

Florida’s “control share” acquisition statute does not apply to us because we do not have our principal place of business or our principal office, or have substantial assets, within the state of Florida.

DGCL does not have a control share acquisition statute.

Regulatory Requirements

To our knowledge, the only required regulatory or governmental approval or filings necessary in connection with the domestication would be the filing of Articles of Domestication with the Secretary of State of the State of Florida and the filing of a Certificate of  with the Secretary of State of Delaware.

The foregoing discussion only summarizes certain provisions of the Delaware general Corporation Law. Seafarer Exploration shareholders are urged to review such provisions in their entirety, available at http://delcode.delaware.gov/title8/c001/index.shtml.

Applicable Delaware and Florida laws as to the Increase in Authorized Common Shares and the Redomestication of the Corporation from Delaware to Florida. Below you will find the excerpts of applicable Delaware law and Florida law we believe to be applicable to the two resolutions before the Shareholders in this Proxy. This is not meant in any way to be a legal opinion as to the operation of law in either state nor that is contains all relevant provisions or interpretations thereof.

Delaware Laws Under DGCL

§ 242. Amendment of certificate of incorporation after receipt of payment for stock; nonstock corporations.

(a) After a corporation has received payment for any of its capital stock, or after a nonstock corporation has members, it may amend its certificate of incorporation, from time to time, in any and as many respects as may be desired, so long as its certificate of incorporation as amended would contain only such provisions as it would be lawful and proper to insert in an original certificate of incorporation filed at the time of the filing of the amendment; and, if a change in stock or the rights of stockholders, or an exchange, reclassification, subdivision, combination or cancellation of stock or rights of stockholders is to be made, such provisions as may be necessary to effect such change, exchange, reclassification, subdivision, combination or cancellation. In particular, and without limitation upon such general power of amendment, a corporation may amend its certificate of incorporation, from time to time, so as:

(1) To change its corporate name; or

(2) To change, substitute, enlarge or diminish the nature of its business or its corporate powers and purposes; or

(3) To increase or decrease its authorized capital stock or to reclassify the same, by changing the number, par value, designations, preferences, or relative, participating, optional, or other special rights of the shares, or the qualifications, limitations or restrictions of such rights, or by changing shares with par value into shares without par value, or shares without par value into shares with par value either with or without increasing or decreasing the number of shares, or by subdividing or combining the outstanding shares of any class or series of a class of shares into a greater or lesser number of outstanding shares; or

(4) To cancel or otherwise affect the right of the holders of the shares of any class to receive dividends which have accrued but have not been declared; or

(5) To create new classes of stock having rights and preferences either prior and superior or subordinate and inferior to the stock of any class then authorized, whether issued or unissued; or

(6) To change the period of its duration.

Any or all such changes or alterations may be effected by 1 certificate of amendment.

(b) Every amendment authorized by subsection (a) of this section shall be made and effected in the following manner:

(1) If the corporation has capital stock, its board of directors shall adopt a resolution setting forth the amendment proposed, declaring its advisability, and either calling a special meeting of the stockholders entitled to vote in respect thereof for the consideration of such amendment or directing that the amendment proposed be considered at the next annual meeting of the stockholders. Such special or annual meeting shall be called and held upon notice in accordance with § 222 of this title. The notice shall set forth such amendment in full or a brief summary of the changes to be effected thereby. At the meeting a vote of the stockholders entitled to vote thereon shall be taken for and against the proposed amendment. If a majority of the outstanding stock entitled to vote thereon, and a majority of the outstanding stock of each class entitled to vote thereon as a class has been voted in favor of the amendment, a certificate setting forth the amendment and certifying that such amendment has been duly adopted in accordance with this section shall be executed, acknowledged and filed and shall become effective in accordance with § 103 of this title.

(2) The holders of the outstanding shares of a class shall be entitled to vote as a class upon a proposed amendment, whether or not entitled to vote thereon by the certificate of incorporation, if the amendment would increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class, or alter or change the powers, preferences, or special rights of the shares of such class so as to affect them adversely. If any proposed amendment would alter or change the powers, preferences, or special rights of 1 or more series of any class so as to affect them adversely, but shall not so affect the entire class, then only the shares of the series so affected by the amendment shall be considered a separate class for the purposes of this paragraph. The number of authorized shares of any such class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the corporation entitled to vote irrespective of this subsection, if so provided in the original certificate of incorporation, in any amendment thereto which created such class or classes of stock or which was adopted prior to the issuance of any shares of such class or classes of stock, or in any amendment thereto which was authorized by a resolution or resolutions adopted by the affirmative vote of the holders of a majority of such class or classes of stock.

*                                       *                                    *                                *

 (4) Whenever the certificate of incorporation shall require for action by the board of directors of a corporation other than a nonstock corporation or by the governing body of a nonstock corporation, by the holders of any class or series of shares or by the members, or by the holders of any other securities having voting power the vote of a greater number or proportion than is required by any section of this title, the provision of the certificate of incorporation requiring such greater vote shall not be altered, amended or repealed except by such greater vote.

(c) The resolution authorizing a proposed amendment to the certificate of incorporation may provide that at any time prior to the effectiveness of the filing of the amendment with the Secretary of State, notwithstanding authorization of the proposed amendment by the stockholders of the corporation or by the members of a nonstock corporation, the board of directors or governing body may abandon such proposed amendment without further action by the stockholders or members.

8 Del. C. 1953, § 242; 56 Del. Laws, c. 50; 57 Del. Laws, c. 148, §§ 18-21; 59 Del. Laws, c. 106, § 7; 63 Del. Laws, c. 25, § 12; 64 Del. Laws, c. 112, § 24; 67 Del. Laws, c. 376, § 10; 70 Del. Laws, c. 349, §§ 5-7; 70 Del. Laws, c. 587, § 14, 15; 72 Del. Laws, c. 123, § 5; 77 Del. Laws, c. 253, §§ 33-35; 77 Del. Laws, c. 290, § 7.;

§ 390. Transfer, domestication or continuance of domestic corporations.

(a) Upon compliance with the provisions of this section, any corporation existing under the laws of this State may transfer to or domesticate or continue in any foreign jurisdiction and, in connection therewith, may elect to continue its existence as a corporation of this State. As used in this section, the term:

(1) "Foreign jurisdiction" means any foreign country, or other foreign jurisdiction (other than the United States, any state, the District of Columbia, or any possession or territory of the United States); and

(2) "Resulting entity" means the entity formed, incorporated, created or otherwise coming into being as a consequence of the transfer of the corporation to, or its domestication or continuance in, a foreign jurisdiction pursuant to this section.

(b) The board of directors of the corporation which desires to transfer to or domesticate or continue in a foreign jurisdiction shall adopt a resolution approving such transfer, domestication or continuance specifying the foreign jurisdiction to which the corporation shall be transferred or in which the corporation shall be domesticated or continued and, if applicable, that in connection with such transfer, domestication or continuance the corporation's existence as a corporation of this State is to continue and recommending the approval of such transfer or domestication or continuance by the stockholders of the corporation. Such resolution shall be submitted to the stockholders of the corporation at an annual or special meeting. Due notice of the time, place and purpose of the meeting shall be mailed to each holder of stock, whether voting or nonvoting, of the corporation at the address of the stockholder as it appears on the records of the corporation, at least 20 days prior to the date of the meeting. At the meeting, the resolution shall be considered and a vote taken for its adoption or rejection. If all outstanding shares of stock of the corporation, whether voting or nonvoting, shall be voted for the adoption of the resolution, the corporation shall file with the Secretary of State a certificate of transfer if its existence as a corporation of this State is to cease or a certificate of transfer and domestic continuance if its existence as a corporation of this State is to continue, executed in accordance with § 103 of this title, which certifies:

(1) The name of the corporation, and if it has been changed, the name under which it was originally incorporated.

(2) The date of filing of its original certificate of incorporation with the Secretary of State.

(3) The foreign jurisdiction to which the corporation shall be transferred or in which it shall be domesticated or continued and the name of the resulting entity.

(4) That the transfer, domestication or continuance of the corporation has been approved in accordance with the provisions of this section.

(5) In the case of a certificate of transfer, (i) that the existence of the corporation as a corporation of this State shall cease when the certificate of transfer becomes effective, and (ii) the agreement of the corporation that it may be served with process in this State in any proceeding for enforcement of any obligation of the corporation arising while it was a corporation of this State which shall also irrevocably appoint the Secretary of State as its agent to accept service of process in any such proceeding and specify the address to which a copy of such process shall be mailed by the Secretary of State. Process may be served upon the Secretary of State under this subsection by means of electronic transmission but only as prescribed by the Secretary of State. The Secretary of State is authorized to issue such rules and regulations with respect to such service as the Secretary of State deems necessary or appropriate. In the event of service upon the Secretary of State in accordance with this subsection, the Secretary of State shall forthwith notify such corporation that has transferred out of the State of Delaware by letter, directed to such corporation that has transferred out of the State of Delaware at the address so specified, unless such corporation shall have designated in writing to the Secretary of State a different address for such purpose, in which case it shall be mailed to the last address designated. Such letter shall be sent by a mail or courier service that includes a record of mailing or deposit with the courier and a record of delivery evidenced by the signature of the recipient. Such letter shall enclose a copy of the process and any other papers served on the Secretary of State pursuant to this subsection. It shall be the duty of the plaintiff in the event of such service to serve process and any other papers in duplicate, to notify the Secretary of State that service is being effected pursuant to this subsection and to pay the Secretary of State the sum of $50 for the use of the State, which sum shall be taxed as part of the costs in the proceeding, if the plaintiff shall prevail therein. The Secretary of State shall maintain an alphabetical record of any such service setting forth the name of the plaintiff and the defendant, the title, docket number and nature of the proceeding in which process has been served, the fact that service has been effected pursuant to this subsection, the return date thereof, and the day and hour service was made. The Secretary of State shall not be required to retain such information longer than 5 years from receipt of the service of process.

(6) In the case of a certificate of transfer and domestic continuance, that the corporation will continue to exist as a corporation of this State after the certificate of transfer and domestic continuance becomes effective.

(c) Upon the filing of a certificate of transfer in accordance with subsection (b) of this section and payment to the Secretary of State of all fees prescribed under this title, the Secretary of State shall certify that the corporation has filed all documents and paid all fees required by this title, and thereupon the corporation shall cease to exist as a corporation of this State at the time the certificate of transfer becomes effective in accordance with § 103 of this title. Such certificate of the Secretary of State shall be prima facie evidence of the transfer, domestication or continuance by such corporation out of this State.

(d) The transfer, domestication or continuance of a corporation out of this State in accordance with this section and the resulting cessation of its existence as a corporation of this State pursuant to a certificate of transfer shall not be deemed to affect any obligations or liabilities of the corporation incurred prior to such transfer, domestication or continuance, the personal liability of any person incurred prior to such transfer, domestication or continuance, or the choice of law applicable to the corporation with respect to matters arising prior to such transfer, domestication or continuance. Unless otherwise agreed or otherwise provided in the certificate of incorporation, the transfer, domestication or continuance of a corporation out of the State of Delaware in accordance with this section shall not require such corporation to wind up its affairs or pay its liabilities and distribute its assets under this title and shall not be deemed to constitute a dissolution of such corporation.

(e) If a corporation files a certificate of transfer and domestic continuance, after the time the certificate of transfer and domestic continuance becomes effective, the corporation shall continue to exist as a corporation of this State, and the law of the State of Delaware, including this title, shall apply to the corporation to the same extent as prior to such time. So long as a corporation continues to exist as a corporation of the State of Delaware following the filing of a certificate of transfer and domestic continuance, the continuing corporation and the resulting entity shall, for all purposes of the laws of the State of Delaware, constitute a single entity formed, incorporated, created or otherwise having come into being, as applicable, and existing under the laws of the State of Delaware and the laws of the foreign jurisdiction.

(f) When a corporation has transferred, domesticated or continued pursuant to this section, for all purposes of the laws of the State of Delaware, the resulting entity shall be deemed to be the same entity as the transferring, domesticating or continuing corporation and shall constitute a continuation of the existence of such corporation in the form of the resulting entity. When any transfer, domestication or continuance shall have become effective under this section, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the corporation that has transferred, domesticated or continued, and all property, real, personal and mixed, and all debts due to such corporation, as well as all other things and causes of action belonging to such corporation, shall remain vested in the resulting entity (and also in the corporation that has transferred, domesticated or continued, if and for so long as such corporation continues its existence as a corporation of this State) and shall be the property of such resulting entity (and also of the corporation that has transferred, domesticated or continued, if and for so long as such corporation continues its existence as a corporation of this State), and the title to any real property vested by deed or otherwise in such corporation shall not revert or be in any way impaired by reason of this title; but all rights of creditors and all liens upon any property of such corporation shall be preserved unimpaired, and all debts, liabilities and duties of such corporation shall remain attached to the resulting entity (and also to the corporation that has transferred, domesticated or continued, if and for so long as such corporation continues its existence as a corporation of this State), and may be enforced against it to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as such resulting entity. The rights, privileges, powers and interests in property of the corporation, as well as the debts, liabilities and duties of the corporation, shall not be deemed, as a consequence of the transfer, domestication or continuance, to have been transferred to the resulting entity for any purpose of the laws of the State of Delaware.

(g) In connection with a transfer, domestication or continuance under this section, shares of stock of the transferring, domesticating or continuing corporation may be exchanged for or converted into cash, property, or shares of stock, rights or securities of, or interests in, the resulting entity or, in addition to or in lieu thereof, may be exchanged for or converted into cash, property, or shares of stock, rights or securities of, or interests in, another corporation or other entity or may be cancelled.

(h) No vote of the stockholders of a corporation shall be necessary to authorize a transfer, domestication or continuance if no shares of the stock of such corporation shall have been issued prior to the adoption by the board of directors of the resolution approving the transfer, domestication or continuance.

(i) Whenever it shall be desired to transfer to or domesticate or continue in any foreign jurisdiction any nonstock corporation, the governing body shall perform all the acts necessary to effect a transfer, domestication or continuance which are required by this section to be performed by the board of directors of a corporation having capital stock. If the members of a nonstock corporation are entitled to vote for the election of members of its governing body or are entitled under the certificate of incorporation or the bylaws of such corporation to vote on such transfer, domestication or continuance or on a merger, consolidation, or dissolution of the corporation, they, and any other holder of any membership interest in the corporation, shall perform all the acts necessary to effect a transfer, domestication or continuance which are required by this section to be performed by the stockholders of a corporation having capital stock. If there is no member entitled to vote thereon, nor any other holder of any membership interest in the corporation, the transfer, domestication or continuance of the corporation shall be authorized at a meeting of the governing body, upon the adoption of a resolution to transfer or domesticate or continue by the vote of a majority of members of its governing body then in office. In all other respects, the method and proceedings for the transfer, domestication or continuance of a nonstock corporation shall conform as nearly as may be to the proceedings prescribed by this section for the transfer, domestication or continuance of corporations having capital stock. In the case of a charitable nonstock corporation, due notice of the corporation's intent to effect a transfer, domestication or continuance shall be mailed to the Attorney General of the State of Delaware 10 days prior to the date of the proposed transfer, domestication or continuance.

70 Del. Laws, c. 79, § 20; 71 Del. Laws, c. 120, §§ 20-29; 75 Del. Laws, c. 30, §§ 67-79; 77 Del. Laws, c. 253, § 66; 77 Del. Laws, c. 290, § 35.;

Florida Law under Chapter 607, Florida Statutes

607.1801  Domestication of foreign corporations.--

(1)  As used in this section, the term "corporation" includes any incorporated organization, private law corporation (whether or not organized for business purposes), public law corporation, partnership, proprietorship, joint venture, foundation, trust, association, or similar entity.

(2)  Any foreign corporation may become domesticated in this state by filing with the Department of State:

(a)  A certificate of domestication which shall be executed in accordance with subsection (7) and filed and recorded in accordance with s. 607.0120; and

(b)  Articles of incorporation, which shall be executed, filed, and recorded in accordance with ss. 607.0120 and 607.0202.

(3)  The certificate of domestication shall certify:

(a)  The date on which and jurisdiction where the corporation was first formed, incorporated, or otherwise came into being;

(b)  The name of the corporation immediately prior to the filing of the certificate of domestication;

(c)  The name of the corporation as set forth in its articles of incorporation filed in accordance with paragraph (2)(b); and

(d)  The jurisdiction that constituted the seat, siege social, or principal place of business or central administration of the corporation, or any other equivalent thereto under applicable law, immediately prior to the filing of the certificate of domestication.

(4)  Upon filing with the Department of State of the certificate of domestication and articles of incorporation, the corporation shall be domesticated in this state, and the corporation shall thereafter be subject to this act, except that notwithstanding the provision of s. 607.0203 the existence of the corporation shall be deemed to have commenced on the date the corporation commenced its existence in the jurisdiction in which the corporation was first formed, incorporated, or otherwise came into being.

(5)  The domestication of any corporation in this state shall not be deemed to affect any obligations or liabilities of the corporation incurred prior to its domestication.

(6)  The filing of a certificate of domestication shall not affect the choice of law applicable to the corporation, except that, from the date the certificate of domestication is filed, the law of this state, including this act, shall apply to the corporation to the same extent as if the corporation has been incorporated as a corporation of this state on that date.

(7)  The certificate of domestication shall be signed by any corporation officer, director, trustee, manager, partner, or other person performing functions equivalent to those of an officer or director, however named or described, and who is authorized to sign the certificate of domestication on behalf of the corporation.

History.--s. 160, ch. 89-154; s. 169, ch. 90-179; s. 5, ch. 96-212.

APPENDIX A: PROPOSED AMENDED AND RESTATED ARTICLE FIVE

V AUTHORIZED STOCK

The Corporation shall be authorized to issue 750,000,000 shares of common stock, par value $0.0001 per share for a total authorized capital stock of $75,000.00.

BY:
Kyle G. Kennedy
Chief Executive Officer

Dated this ___ day of __________________, 2011.

APPENDIX B: REVOCABLE PROXY

SEAFARER EXPLORATION CORP.

The undersigned hereby appoints Kyle G. Kennedy with full power of substitution, to act as proxy and to represent the undersigned at the Special Meeting of shareholders and to vote all shares of capital stock of Seafarer Exploration Corp. (the “Company”) which the undersigned is entitled to vote if personally present at said meeting to be held at the Residence Inn located at at 2101 Northpointe Parkway Lutz FL 33558 on June 13, 2011 at 9:00 a.m., Eastern Time, and at all postponements or adjournments thereof upon all business as may properly come before the meeting with all the powers the undersigned would possess if then and there personally present.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. PROXIES ARE GRANTED THE DISCRETION TO VOTE UPON ALL OTHER MATTERS THAT MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

(CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)

VOTE ONLINE AT WWW.SFRXPROXY.COM

OR SEND BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to ClearTrust, LLC at 16540 Pointe Village Dr, Ste 201, Lutz, FL 33558.

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS SPECIAL MEETING, WHETHER OR NOT YOU ATTEND THE SPECIAL MEETING IN PERSON. TO MAKE SURE YOUR SHARES ARE REPRESENTED, WE URGE YOU TO VOTE ONLINE OR BY MAIL TODAY.

IF YOU PLAN TO ATTEND THE SPECIAL MEETING OF SHAREHOLDERS, PLEASE MARK THE APPROPRIATE BOX ON THE PROXY CARD BELOW.

TO ATTEND THE SPECIAL MEETING ,PLEASE PRESENT PHOTO IDENTIFICATION AT THE REGISTRATION DESK UPON ARRIVAL. THIS MEETING IS OPEN TO SHAREHOLDERS OF RECORD AS OF APRIL 18, 2011 ONLY. NO ADMITTANCE WITHOUT PHOTO IDENTIFICATION.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

SEAFARER EXPLORATION CORP.

Vote on Proposals

1.
To approve an increase in the number of authorized shares of the Company’s common stock from 500,000,000 shares to 750,000,000 shares and to authorize the filing of an amendment to the Company’s Certificate of Incorporation with respect to such change.

FOR ☐                        AGAINST ☐                              ABSTAIN ☐

2.
To approve action by the Board of Directors to Affect the Re-domestication of SEAFARER EXPLORATION CORP from the State of Delaware to the State of Florida.

FOR ☐                        AGAINST ☐                               ABSTAIN ☐

3.

To consider such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT OF THE COMPANY.

Please sign your name exactly as it appears on your stock certificate. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If signer is a corporation, please sign in full corporate name by duly authorized officer or officers and affix the corporate seal.

Please indicate if you plan to attend this meeting:     Yes ☐                       No ☐

Signature	Date	Signature (Joint Owners)	Date